Exhibit 32.2
TEKNIK DIGITAL ARTS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-QSB of Teknik Digital Arts, Inc. (the “Company”) for the quarter ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Keith B. Dimond, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:
     (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By:	/s/ Keith B. Dimond

Keith B. Dimond Chief Financial Officer August 12, 2005

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